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                                                                  Exhibit 10.09


                            LETTERHEAD OF GENTEK INC.

                                                                  April __, 1999

Mr. Paul M. Montrone
Liberty Lane
Hampton, New Hampshire  03842


                          Registration Rights Agreement
                          -----------------------------

           Reference is made to the Registration Rights Agreement, dated as of April __, 1999 (the "Agreement") between The General Chemical Group Inc. ("GCG") and Paul M. Montrone. Capitalized terms used in this letter without definition have the meanings given to them in the Agreement.

           GenTek Inc. hereby acknowledges and agrees that (i) all shares of Common Stock and Class B Common Stock of GenTek distributed by GCG to the Stockholder and its Permitted Transferees in connection with the Spinoff constitute Registrable Securities, (ii) GenTek is bound by and subject to the terms and conditions of this Agreement with respect to such Registrable Securities to the same extent as the Company and (iii) GenTek will comply with all the provisions of the Agreement as if such provisions contained "GenTek" in each instance where the word "Company" appears.

                                              Sincerely,

                                              GENTEK INC.

                                              By: _________________________
                                                  Name:
                                                  Title:


Receipt Acknowledged:

Paul M. Montrone

--------------------





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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

           REGISTRATION RIGHTS AGREEMENT, dated as of April __, 1999, between The General Chemical Group Inc., a Delaware corporation (the "Company"), and Paul M. Montrone, residing in the State of New Hampshire (the "Stockholder").

                                    RECITALS
                                    --------

           A. The Stockholder holds or controls, directly and through family trusts (the "Family Trusts") of which he is the settlor and a co-trustee or of which he is the settlor and his spouse is the sole trustee with investment and voting discretion, a total of 53,000 shares of Common Stock, par value $.01 per share (the "GCG Common Stock"), of the Company and 9,758,421 shares of Class B Common Stock, par value $.01 per share (the "GCG Class B Stock"), of the Company.

           B. The Company proposes to separate its manufacturing and performance products businesses through a spinoff (the "Spinoff") of its wholly-owned subsidiary, GenTek Inc., a Delaware corporation ("GenTek"), through a distribution of the stock of GenTek to the stockholders of the Company on a share-for-share basis. The Company has obtained a private letter ruling from the Internal Revenue Service (the "IRS") to the effect that this distribution of the stock of GenTek generally will be tax-free to the Company and its stockholders for U.S. federal income tax purposes.

           C. In order to facilitate the treatment of the Spinoff as a tax-free transaction and the compliance with the requirements of the Internal Revenue Code and the IRS pertaining to the IRS ruling, the Company desires that the Stockholder and the Family Trusts convert a total of 5,800,000 GCG Class B Stock into GCG Common Stock, which would result in a reduction of the voting power of the shares of the Company held by the Stockholder and the Family Trusts.

           D. In order to induce the Stockholder and the Family Trusts to convert the GCG Class B Stock into GCG Common Stock, the Company desires to grant the Stockholder and its Permitted Transferees (as defined in the certificate of incorporation of the Company), including the Family Trusts, certain registration rights regarding their stock, all upon the terms and conditions set forth herein.

           E. Capitalized terms used in this Agreement have the meanings given to them in Section 3.




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           NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

           Section 1. Registration under the Securities Act.

           Section 1.1. Required Registrations. (a) Request. Upon the terms and subject to the conditions of this Agreement, at any time during the period beginning on the date hereof and ending on April 1, 2004 (the "Registration Period"), upon the written request of a majority in interest of the Holders (the "Requesting Holders") requesting that the Company effect registration under the Securities Act of all or a specified number of Registrable Securities (which request shall also specify the intended method or methods of disposition thereof), the Company shall use its best efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register by the Requesting Holders, for disposition according to the intended method or methods of disposition specified by the Requesting Holders (including a shelf registration) to the extent required or deemed appropriate by the Requesting Holders to permit the disposition (according to the intended method or methods thereof specified by the Requesting Holders) of the Registrable Securities to be registered; provided that the Company shall not be required to effect any registration pursuant to this Section 1.1 after three registrations requested by the Requesting Holders pursuant to this Section 1.1 have been effected; provided, further, that the Company shall not be required to effect a registration pursuant to this Section 1.1 prior to 90 days following the date that a registration pursuant to this Section 1.1, or a registration in which the Holders were entitled to participate pursuant to Section 1.2, has been effected. If the Requesting Holders request registration of their Registrable Securities on a delayed or continuing basis under Rule 415 under the Securities Act (or any successor or similar rule), the Company shall keep such registration continuously effective for at least 36 months (or such shorter period specified by the Requesting Holders) following the date on which such registration statement is declared effective or until all such Registrable Securities registered thereunder are sold, whichever is shorter.

           (b) Withdrawal. The Requesting Holders shall have the right to request withdrawal of any registration statement filed pursuant to this Section
1.1 (and the Company shall so withdraw such registration statement) prior to the effectiveness of such registration statement.

           (c) Effective Registration Statement. A registration requested pursuant to this Section 1.1 shall not be deemed to be effected (i) if a registration statement with respect thereto does not become effective under the Securities Act (including because of a withdrawal of such registration statement by the Requesting Holders prior to the effectiveness thereof pursuant to Section 1.1(b)), (ii) if, after it has become effective, such

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registration is interfered with for any reason by any stop order, injunction or other order or requirement of the Commission or any other Governmental Authority, and the result of such interference prevents the Requesting Holders from disposing any of the Registrable Securities proposed to be sold according to the intended methods of disposition or the Company exercises its rights under
Section 1.4 and delays the proposed distribution of any Registrable Securities for more than 90 days and the Requesting Holders determine not to sell Registrable Securities pursuant to such registration as a result of such delay,
(iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten offering are not satisfied or waived with the consent of the Requesting Holders holding more than one-half of the Registrable Securities that were to have been sold thereunder, other than as a result of any breach by any Requesting Holder or any underwriter of its obligations thereunder or hereunder, or (iv) if, because of inclusion in such registration of securities held by the Company or a Person or Persons other than the Requesting Holders (including pursuant to Section 1.1(g)), more than half of the Registrable Securities requested by the Requesting Holders for such registration are not registered.

           (d) Registration Statement Form. Registration statements filed under this Section 1.1 shall be on such form of the Commission as shall be selected by the Company and approved by the Requesting Holders (which approval shall not be unreasonably withheld), and as shall permit the disposition of the subject Registrable Securities according to the intended method or methods of disposition specified by the Requesting Holders. The Company agrees to include in any such registration statement additional information or material reasonably requested by the Requesting Holders.

           (e) Expenses. The Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 1.1.

           (f) Selection of Underwriters. If a registration pursuant to this
Section 1.1 involves an underwritten offering, the managing or lead underwriter or underwriters shall be selected by the Requesting Holders with the approval of the Company, which approval shall not be unreasonably withheld.

           (g) Priority in Requested Registrations. If a registration pursuant to this Section 1.1 involves an underwritten offering, and the managing or lead underwriter or underwriters advise the Requesting Holders in writing (a copy of which shall be provided to the Company by the Requesting Holders) that, in its or their opinion, the number of securities requested to be included in such registration by the Requesting Holders, the Company and any other Person exceeds the number that can be sold in such offering within a price range reasonably acceptable to the Requesting Holders, the Company shall include in such registration the number of securities that the Requesting Holders are so

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advised can be sold in such offering, at the option of the Company, either: (i)
(x) first, the Registrable Securities proposed to be included by the Requesting Holders, (y) second, the securities requested to be included in such registration by the Company, (z) third, the securities of any other Person or Persons proposed to be included in such registration; or (ii) (x) first, the Registrable Securities proposed to be included by the Requesting Holders and the securities requested to be included in such registration by the Company, each pro rata in accordance with the number of Registrable Securities proposed to be included by the Requesting Holders and the number of securities so proposed to be included by the Company, respectively, and (y) second, the securities of any other Person or Persons proposed to be included in such registration. If the Company selects the option set forth in clause (ii) of the preceding sentence, the Company shall pay the fees and expenses of counsel to the Requesting Holders (in addition to Registration Expenses) if, due to the Company's participation on a pro rata basis with the Requesting Holders, more than one-half of the Registrable Securities requested by the Requesting Holders for such registration are not registered.

           (h) Inconsistent Rights. The Company shall not grant to any Person any registration or other rights inconsistent with the provisions of this
Section 1.1.

           Section 1.2. "Piggy-Back" Registration Rights. (a) Right to Participate. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms or filed in connection with an exchange offer or any offering of securities solely to the Company's existing stockholders, and other than pursuant to Section 1.1), whether or not for sale for its own account, the Company shall give prompt written notice to each Holder of its intention to do so and of the rights of the Holders under this Section
1.2. Upon the terms and subject to the conditions of this Agreement, during the Registration Period, upon the written request of any Holder (the "Participating Holder") made within 30 days after the delivery of any such notice by the Company (which request shall specify the Registrable Securities intended to be disposed of by any Participating Holder and the intended method or methods of such disposition), the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Participating Holders, to the extent required or deemed appropriate by such Participating Holders to permit the disposition (in accordance with the intended methods thereof specified by the Participating Holders), of the Registrable Securities so to be registered. If, at any time after giving written notice of its intention to register any such securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Participating Holder and, thereupon, (i) in the case of a determination not to register, the Company need not register

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any Registrable Securities in connection with such registration (but shall, in such case, pay the reasonable fees and expenses of counsel to the Participating Holders in addition to the Registration Expenses), without prejudice, however, to the rights of the Participating Holders to request that such registration be effected as a registration under Section 1.1, and (ii) in the case of a determination to delay registering, the Company may delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 1.2 shall relieve the Company of its obligation to effect any registration upon request under
Section 1.1.

           (b) Priority in Piggy-Back Registration Rights. If a registration pursuant to this Section 1.2 involves an underwritten offering and the managing or lead underwriter or underwriters advises the Company in writing (a copy of which shall be provided by the Company to each Participating Holder) that, in its or their opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number that can be sold in such offering within a price range reasonably acceptable to the Company, the Company shall include in such registration, up to the number of securities that the Company is so advised can be sold in such offering, (i) if the registration is a primary registration on behalf of the Company, (x) first, the securities proposed to be included by the Company, and (y) second, the Registrable Securities requested to be included in such registration by the Participating Holders and the securities of other Persons requested to be included in such registration, each pro rata in accordance with the number of Registrable Securities so requested to be included and the number of securities proposed to be included by such other Persons, respectively, and (ii) if the registration is a secondary registration on behalf of a Person or Persons other than a Holder, the securities proposed to be registered by such other Person or Persons and the Registrable Securities requested to be included in such registration by the Participating Holders, each pro rata in accordance with the number of securities proposed to be registered by such Person or Persons and the number of Registrable Securities so requested to be included, respectively.

           (c) Inconsistent Rights. The Company shall not grant to any holder of its securities any registration rights inconsistent with the provisions of this
Section 1.2.

           (d) Expenses. The Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 1.2.

           (e) Selection of Underwriters. If an incidental registration pursuant to this Section 1.2 involves an underwritten offering, the managing or lead underwriter or underwriters shall be selected by the Company with the approval of the Requesting Holders, which approval shall not be unreasonably withheld.

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           Section 1.3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities as provided in Sections 1.1 and 1.2, the Company shall as expeditiously as possible:

           (a) prepare and as soon thereafter as possible file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company shall furnish to the counsel to the Selling Stockholders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for a period of either (i) not less than 120 days (subject to extension pursuant to the last paragraph of this Section 1.3) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities by an underwriter or dealer; or (ii) such shorter period as is required for the disposition of all of the securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period of effectiveness required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

           (c) furnish to each seller of securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of such securities owned by such seller in accordance with such seller's intended method of disposition, as such seller may reasonably request, but only during such time as the Company shall be required under the provisions hereof to cause such registration statement to remain current;

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           (d) use its best efforts to register or qualify securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions in the United States of the securities owned by such seller, provided that the Company shall not for any such purpose be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subsection (d), (ii) consent to general service of process in any such jurisdiction, (iii) subject itself to taxation in any such jurisdiction or
      (iv) conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction;

           (e) use its best efforts to cause all securities covered by such registration statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company to enable the sellers to consummate the disposition thereof;

           (f) furnish to each Selling Stockholder a signed counterpart, addressed to such Selling Stockholder (and the underwriters, if any), of

                (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), in form and substance reasonably satisfactory to such Selling Stockholder, and

                (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), in form and substance reasonably satisfactory to such Selling Stockholder, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

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           (g) furnish to each such Selling Stockholder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus (other than any amendment or supplement in the form of a filing which the Company is required to make pursuant to the Exchange Act) and not file any such amendment or supplement to which any such Selling Stockholder shall have reasonably objected on the grounds that, in the opinion of counsel to such Selling Stockholder, such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

           (h) notify each Selling Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such Selling Stockholder promptly prepare and furnish to such Selling Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

           (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

           (j) cooperate in the conduct of such due diligence relating to the Company as the Selling Stockholders and the managing or lead underwriter or underwriters (including their counsel and other authorized representatives) may reasonably request and is customary for such offering, including by making available for inspection the Company's financial and other records and pertinent corporate and other documents as shall be reasonably necessary or appropriate to enable such persons to conduct their due diligence and by causing the Company's officers and personnel to supply information and respond to all inquiries reasonably requested by such persons in connection with their due diligence.

           (k) use its best efforts to provide customary assistance to the underwriters in their selling efforts and presentations to prospective investors, including by making

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      available the Company's officers and personnel for presentations to and meetings with prospective investors; and

           (l) use its reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange (if such Registrable Securities are not already so listed), and on each other securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

           The Company may require each Selling Stockholder to furnish the Company in writing for inclusion in the registration statement such information regarding such Selling Stockholder and the distribution of such Registrable Securities being sold as the Company may from time to time reasonably request.

           Each Selling Stockholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.3(h), such Selling Stockholder shall forthwith discontinue such Selling Stockholder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Selling Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.3(h) and, if so directed by the Company, such Selling Stockholder shall use its reasonable efforts to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Stockholder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the applicable time period mentioned in Section 1.3(b) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.3(h), to and including the date when each Selling Stockholder shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.3(h).

           Section 1.4. Delay of Filing or Sales. (a) The Company shall have the right, upon giving notice to the Selling Stockholders of the exercise of such right, to delay filing a registration statement or to require such Selling Stockholders not to sell any Registrable Securities pursuant to a registration statement for a period of 180 days from the date on which such notice is given, or such shorter period of time as may be specified in such notice or in a subsequent notice delivered by the Company to such effect prior to or during the effectiveness of the registration statement, if (i) the Company is engaged in negotiations with respect to, or has taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other similar transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (any of

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the foregoing, a "Material Activity"), (ii) such Material Activity would, in the opinion of counsel for the Company, require disclosure so as to permit the Registrable Securities to be sold in compliance with law, and (iii) such disclosure would, in the reasonable judgment of the Company, be adverse to its interests; provided that the Company shall have no right to delay the filing of a registration statement or the selling of Registrable Securities if at any time during the 180 days preceding the date on which such notice was given the Company had delayed either the filing of a registration statement that included Registrable Securities or the selling of Registrable Securities.

           (b) The Company shall have no obligation to include in any notice contemplated by Section 1.4(a) any reference to or description of the facts based upon which the Company is delivering such notice. The Company shall pay all Registration Expenses and all reasonable fees and expenses of counsel for the Selling Stockholders with respect to any registration of Registrable Securities or sales thereof that has been delayed for more than 30 days pursuant to this Section 1.4.

           Section 1.5. Underwritten Offerings. (a) Required Underwritten Offerings. If requested by the underwriters of any underwritten offering of Registrable Securities pursuant to a registration requested under Section 1.1, the Company shall enter into an underwriting agreement with such underwriters for such offering. Such agreement shall be reasonably satisfactory in substance and form to each Selling Stockholder, the Company and the underwriters and shall contain representations, warranties, indemnities and agreements as are customarily provided or entered into by an issuer in underwriting agreements of this type, including indemnities for the benefit of the underwriters to the effect and to the extent provided to the Selling Stockholders in Section 1.6. The Selling Stockholders shall be parties to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Selling Stockholders.

           (b) Piggy-Back Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 1.2 and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by the Selling Stockholders pursuant to Section 1.2 and subject to the provisions of Section 1.2(b), use its best efforts to arrange for such underwriters to include those Registrable Securities designated by the Selling Stockholders among the securities to be distributed by such underwriters. The Selling Stockholders shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Selling Stockholders and that any or all of the

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conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Selling Stockholders. No underwriting agreement (or other agreement in connection with such offering) shall require any Selling Stockholder to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Stockholder, such Selling Stockholder's Registrable Securities and such Selling Stockholder's intended method of distribution and any other representation required by law.

           (c) Holdback Agreements. (i) Each Holder agrees by becoming a holder of Registrable Securities not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (or any similar provision then in force), during the ten days before and the 90 days after any underwritten registration pursuant to Section 1.1 or 1.2 has become effective, except as part of such underwritten registration.

          (ii) The Company agrees: (x) not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the ten days before and the 90 days after any underwritten registration pursuant to Section
1.1 or 1.2 has become effective, except as part of such underwritten registration and except pursuant to (A) registrations on Form S-4 or S-8, or any successor or similar forms thereto; (B) sales upon exercise or exchange, by the holder thereof, of options, warrants or convertible securities; and (C) any other agreement to issue equity securities or securities convertible into or exchangeable or exercisable for any of such securities in effect on the date the Selling Stockholders deliver to the Company the request to register, or include in a registration, Registrable Securities under Sections 1.1 or 1.2, as the case may be; and (y) to use all reasonable efforts to cause holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering, including any public sales pursuant to Rule 144), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted.

           Section 1.6. Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 1.1 or 1.2, the Company shall, and hereby does, indemnify and hold harmless each Selling Stockholder, its directors, officers, employees, agents and advisors, and each other Person, if any, who controls such Selling Stockholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each such

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Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon

           (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto,

           (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

           (iii) any violation or alleged violation by the Company, or any of its directors, officers, employees, agents or advisors, of any law or regulation with respect to such registration or offer or sale of Registrable Securities, and the Company will reimburse such Person for any reasonable legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, in reliance upon and in conformity with written information prepared and furnished to the Company by any Selling Stockholder specifically for use in the preparation thereof; provided, further, that the Company shall not be liable to any Selling Stockholder who participates as an underwriter in any such registration or any other Person who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the securities to such Person if such statement or omission was timely corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person and shall survive the transfer of such securities by such Person. The Company shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified in respect of a claim for each jurisdiction in which such counsel is required unless a conflict of interest exists between such indemnified party and any other indemnified party in respect of such claim.

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           (b) Indemnification by the Selling Stockholders. The Company may
require, as a condition to including any Registrable Securities held by a Selling Stockholder in any registration statement filed pursuant to Sections 1.1 or 1.2, that the Company receive an undertaking reasonably satisfactory to it from such Selling Stockholder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.6(a)) the Company, each director, officer, employee, agent and advisor of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act (other than such Persons who are Selling Stockholders), with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the Company by such Selling Stockholder specifically for use therein. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, advisor or controlling Person and shall survive the transfer of such securities by such Selling Stockholder. The indemnity provided by each Selling Stockholder under this Section 1.6(b) shall be only with respect to its own misstatements and omissions and not with respect to those of any other seller or prospective seller of securities, and not jointly and severally, and shall be limited in amount to the net amount of proceeds received by such Selling Stockholder from the sale of Registrable Securities pursuant to such registration statement.

           (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 1.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 1.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, if the indemnifying party is entitled to do so hereunder, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of

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any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

           (d) Contribution. If for any reason the indemnity set forth in the preceding subsections of this Section 1.6 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the offering of securities and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party. No party shall be liable for contribution under this
Section 1.6(d) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 1.6 if such indemnification were enforceable under applicable law.

           (e) Payments. The indemnification or contribution required by this
Section 1.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, subject to refund if the party receiving such payments is subsequently found not to have been entitled thereto hereunder.

           Section 2. Other Provisions.

           Section 2.1. Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, shall, upon the request of any holder of Registrable Securities, make publicly available other information) and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act pursuant to (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter promulgated. Upon the request of any Holder, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

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           Section 2.2. Transfer of Registration Rights and Obligations. This
Agreement and the rights provided herein are for the benefit of all Holders in addition to the Stockholder, and all such Holders may enforce their rights and remedies directly against the Company. In the event the Company issues or distributes, or proposes to issue or distribute, any shares or other securities of another issuer to any Holder (including common stock and Class B common stock of GenTek) and such shares or other securities would be Registrable Securities, the Company shall use its best efforts to cause such issuer (including GenTek) to deliver to the Holders a written instrument, in form and substance reasonably satisfactory to the Holders, that such issuer is bound by and subject to all the terms and conditions of this Agreement to the same extent as the Company and that the rights and remedies provided herein to the Holders apply in all respects to the Registrable Securities of such issuer.

           Section 3. Definitions. Capitalized terms, as used in this Agreement, have the following meanings:

           Beneficial ownership and owned beneficially have the meanings given to them in Rule 13d-3 under the Exchange Act.

           Commission means the Securities and Exchange Commission.

           Company has the meaning given to it in the Introduction.

           Exchange Act means The Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

           Family Trusts has the meaning given in Recital A.

           GenTek has the meaning given in Recital B.

           GCG Common Stock and GCG Class B Stock have the meanings given to them in Recital A.

           Governmental Authority means any government, any political subdivision, any governmental agency, bureau, department, board or commission, any court or tribunal or any other governmental instrumentality, whether federal, state or local, domestic or foreign.

           Holder means any Person who owns, beneficially or of record, any Registrable Securities.

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           Material Activity has the meaning given to it in Section 1.4.

           Participating Holder has the meaning given to it in Section 1.2(a).

           Permitted Transferee (i) with respect to securities of the Company, has the meaning given to it in the Company's certificate of incorporation as in effect on the date hereof, assuming for this purpose that any reference to "Class B Stock" in such definition is also a reference to such other securities of the Company, (ii) with respect to securities of GenTek, has the meaning given to it in GenTek's certificate of incorporation as in effect upon the distribution of stock of GenTek to stockholders of the Company, assuming for this purpose that any reference to "Class B Stock" in such definition is also a reference to such other securities of the Company, and (iii) with respect to securities of any other issuer, any Person who would have been a Permitted Transferee of the Stockholder under the Company's certificate of incorporation.

           Person means an individual, corporation, trust, joint venture, association, partnership or other entity, or any governmental or political subdivision or an agency or instrumentality thereof.

           Registration Expenses means all expenses incident to the Company's performance of or compliance with Section 1, including, (a) all registration, filing and NASD fees, (b) all fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, (d) messenger and delivery expenses, (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any "comfort" letters required by or incident to such performance and compliance, (f) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered (if the Company elects to obtain any such insurance), (g) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, including counsel for the underwriters but excluding underwriting discounts and commissions, and (h) reasonable costs and expenses incurred for presentations to or meetings with prospective investors in connection with the offer or sale of Registrable Securities in a public offering thereof; provided, that (x) except as otherwise specifically provided herein, fees and disbursements of counsel to one or more Selling Stockholders, and (y) transfer taxes, and underwriting discounts or commissions and brokerage fees for the sale of Registrable Securities, shall not be included as Registration Expenses and shall not be paid by the Company.

           Registrable Securities means any of the following securities owned, beneficially and of record, by the Stockholder or any Permitted Transferee: (i) any shares of GCG Common Stock or GCG Class B Stock owned, beneficially or of record, by the

                                       16


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Stockholder or any Permitted Transferee on the date hereof, and any securities into which any such GCG Common Stock or GCG Class B Stock is converted or exchanged (including a conversion of GCG Class B Stock into GCG Common Stock);
(ii) any shares of common stock or Class B common stock, or other securities, of GenTek distributed as a dividend or other distribution in respect of the securities in clause (i), and any securities into which any such common stock or Class B common stock of GenTek is converted or exchanged (including a conversion of Class B common stock of GenTek into common stock of GenTek); and (iii) any shares or other securities issued or proposed to be issued with respect to any of the securities in clause (i) or (ii) by way of a dividend or other distribution (including a stock dividend or a dividend of securities of another issuer), stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. It is expressly stipulated that the foregoing securities shall be Registrable Securities only so long as they are owned, beneficially and of record, by the Stockholder or Permitted Transferees.

           Registration Period has the meaning given to it in Section 1.1(a).

           Requesting Holders has the meaning given to it in Section 1.1(a).

           Securities Act means the Securities Act of 1933, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

           Selling Stockholder means any Requesting Holder or Participating Holder.

           Stockholder has the meaning given to it in the Introduction.

           Section 4.  Miscellaneous.

           Section 4.1. Termination. This Agreement shall terminate, except for the provisions of Section 1.6 which shall survive any such termination, upon the termination of the Registration Period; provided that if a Selling Stockholder has made a request for registration pursuant to Section 1.1 or 1.2 prior to the termination of the Registration Period and all obligations with respect to such registration set forth in this Agreement have not been fulfilled or satisfied (including for the payment of Registration Expenses or pursuant to Section 1.3), this Agreement shall survive until the satisfaction or fulfillment of all such obligations with respect thereto.

           Section 4.2. Notices. All notices, consents, requests, instructions, approvals and other communications provided for in, or in connection with, this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one day after being sent by overnight courier service or by telecopy (so long as for notices or other communi-

                                     17




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cations sent by telecopy, the transmitting telecopy machine records electronic confirmation of the due transmission of the notice), at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties:

           If to the Company, to:

                The General Chemical Group Inc.
                Liberty Lane
                Hampton, New Hampshire  03842
                Telecopy:  [603-            ]
                Attention:  Corporate Secretary

           If to the Stockholder or any other Holder, to:

                Paul M. Montrone
                c/o Latona Associates Inc.
                Liberty Lane
                Hampton, New Hampshire  03842
                Telecopy:  [603-            ]
                Attention:  General Counsel

           Section 4.3. Choice of Forum. Each of the parties hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the State, City, and County of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waives, and agrees not to assert, as a defense in any action, suit, or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit, or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a court. Each of the parties hereby consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 4.2 in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

           Section 4.4. Amendments; Waivers, etc. (a) Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by an

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instrument in writing, signed by the party against which enforcement of such amendment, discharge, waiver or termination is sought.

           (b) No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

           Section 4.5. Assignment. Except as otherwise contemplated by Section 2.2, this Agreement shall not be assignable or otherwise transferable by a party without the prior consent of the other parties, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect. This Agreement shall be binding upon the respective successors and assigns of the parties hereto.

           Section 4.6. Third Party Beneficiaries. Except as provided in Section 2.2, nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their successors and permitted assigns (including Holders other than the Stockholder), any right, remedy or claim under or in respect of this Agreement or any provision hereof.

           Section 4.7. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any juris diction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

           Section 4.8. Section Headings. The article and section headings of this Agree ment are for convenience of reference only and are not to be considered in construing this Agreement.

           Section 4.9. Integration. This Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement of the parties and supersede any and all prior agreements, arrangements and understandings relating to the subject matters hereof and thereof.

           Section 4.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

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           Section 4.11. Specific Performance. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                               THE GENERAL CHEMICAL GROUP INC.

                                               By:______________________________
                                                  Name:
                                                  Title:

                                               Paul M. Montrone


                                               _________________________________

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